EXHIBIT 23










INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statements
No. 333-43811 on Form S-3 and Registration Statement No. 333-43811-01 on
Post Effective Amendment No. 1 to Form S-3 of our report dated February 24, 1998, appearing in this Annual Report on Form 10-K of ENSERCH Corporation for the year ended December 31, 1997.




DELOITTE & TOUCHE LLP


Dallas, Texas
March 30, 1998